UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2005

TRANSCEND SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18217	33-0378756
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

945 East Paces Ferry Road, Suite 1475, Atlanta, Georgia 30326

(Address of principal executive offices, including zip code)

(404) 364-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

The registrant hereby amends its report on Form 8-K filed on February 2, 2005 by deleting the text under Item 9.01 and replacing it with the following text.

(a) Financial Statements of business acquired.

Included as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro forma financial information.

Included as Exhibit 99.2 hereto and incorporated herein by reference.

(c) Exhibits.

Exhibit 23.1	Consent of Miller Ray Houser & Stewart LLP

Exhibit 99.1	The following consolidated financial statements of Medical Dictation, Inc., together with the report by Miller Ray Houser & Stewart LLP, for the periods stated therein:

Balance Sheets as of December 31, 2004 and 2003.

Statements of Operations for the years ended December 31, 2004 and 2003.

Statements of Stockholder’s Equity for the years ended December 31, 2004 and 2003.

Statements of Cash Flows for the years ended December 31, 2004 and 2003.

Notes to Financial Statements

Exhibit 99.2	The following unaudited pro forma condensed consolidated financial statements of Transcend Services, Inc. and Medical Dictation, Inc.:

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004.

Pro Forma Consolidated Balance Sheet for the year ended December 31, 2004.

Notes to Pro Forma Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transcend Services, Inc.

Date: April 8, 2005	/s/ Larry G. Gerdes
Larry G. Gerdes
Chief Executive Officer

Exhibit Index

Exhibit 23.1	Consent of Miller Ray Houser & Stewart LLP

Exhibit 99.1	The following consolidated financial statements of Medical Dictation, Inc., together with the report by Miller Ray Houser & Stewart LLP, for the periods stated therein:

Balance Sheets as of December 31, 2004 and 2003.

Statements of Operations for the years ended December 31, 2004 and 2003.

Statements of Stockholder’s Equity for the years ended December 31, 2004 and 2003.

Statements of Cash Flows for the years ended December 31, 2004 and 2003.

Notes to Financial Statements

Exhibit 99.2	The following unaudited pro forma condensed consolidated financial statements of Transcend Services, Inc. and Medical Dictation, Inc.:

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004.

Pro Forma Consolidated Balance Sheet for the year ended December 31, 2004.

Notes to Pro Forma Consolidated Financial Information.